UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2009

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)          (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 5, 2009, India Globalization Capital, Inc. (“we,” the “Company” or “IGC”) consummated the exchange of an outstanding promissory note in the total principal amount of $2,000,000 (the “Original Note”) initially issued to the Steven M. Oliveira 1998 Charitable Remainder Unitrust (“Oliveira”) for a new promissory note (the “New Note”) on substantially the same terms as the original note except that the principal amount of the New Note is $2,120,000 reflected the accrued but unpaid interest on the Original Note. There is no interest payable on the New Note and the New Note is due and payable on October 4, 2010 (the “Maturity Date”)..  As is the case with the Original Note, IGC can pre-pay the New Note at any time without penalty or premium, and the New Note is unsecured.

The New Note is not convertible into IGC Common Stock (the “Common Stock”) or other securities of the Company. However, under the Note and Share Purchase Agreement (the “Note and Share Purchase Agreement”), effective as of October 4, 2009, by and among IGC and Oliveira, as additional consideration for the exchange of the Original Note, IGC agreed to issue 530,000 shares of Common Stock to Oliveira.  If IGC fails to repay the Notes by the Maturity Date, Oliveira would be entitled to receive 200,000 shares of Common Stock.

Pursuant to the Note and Share Purchase Agreement, IGC has also agreed that if the Note is not repaid by the Maturity Date it will use reasonable best efforts to ensure that no later than  October 4, 2010, it will have a registration statement effective with a sufficient number of shares of Common Stock based on the then fair market value of the shares registered in excess of the amount due under the New Note.

The description above summarizes the material terms of the Note and Share Purchase Agreement and the New Note. The description above is qualified in its entirety by the text of the Note and Share Purchase Agreement and the New Note filed as exhibits to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated into this Current Report on Form 8-K by reference.

The securities sold in this transaction have not been registered under the Securities Act of 1933, as amended (the “Act”) and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. IGC believes that the issuance of the foregoing securities was exempt from registration under Section 3(a)(9) of the Act as an exchange of securities solely with an existing securityholder where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.
.

Item 3.02.	Unregistered Sales of Equity Securities

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1	Note and Share Purchase Agreement dated as of October 5, 2009 between the Company and the Steven M. Oliveira 1998 Charitable Remainder Unitrust.

10.2	Unsecured Promissory Note dated as of October 5, 2009 in the principal amount of $2,120,000 issued by the Company to the Steven M. Oliveira 1998 Charitable Remainder Unitrust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

India Globalization Capital, Inc.

Date: October 8, 2009	By:	/s/ Ram Mukunda
Ram Mukunda
Chief Executive Officer and President

Exhibit Index

10.1	Note and Share Purchase Agreement dated as of October 5, 2009 between the Company and the Steven M. Oliveira 1998 Charitable Remainder Unitrust.

10.2	Unsecured Promissory Note dated as of October 5, 2009 in the principal amount of $2,120,000 issued by the Company to the Steven M. Oliveira 1998 Charitable Remainder Unitrust.